UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


          Pursuant to Section 13 or 15(d) of the Securities Act of 1934

                          Date of Report: July 26, 1996
                          -----------------------------

                     REPUBLIC SECURITY FINANCIAL CORPORATION
                     ---------------------------------------
             (Exact name of registrant as specified in its charter)


FLORIDA                           0-14671                            59-2335075
- - --------------------------------------------------------------------------------
(State or other jurisdiction     (Commission                      (IRS Employer
of incorporation)                File Number)                Identification No.)

                 4400 Congress Avenue, West Palm Beach, FL 33407
                 -----------------------------------------------
               (Address of principal executive offices)(Zip Code)

                                 (561) 840-1200
                                 --------------
               Registrant's telephone number, including area code)








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Item 5.  Redemption of 7.5% Cumulative Convertible Preferred Stock, Series "A"

     On June 21, 1996, Republic Security Financial Corporation (the "Company") called the Company's 7.5% Cumulative Convertible Preferred Stock Series A (the "Preferred Stock") for redemption on July 26, 1996 ('Redemption Date"). The Preferred Stock will be due and payable and cease to accrue dividends on that date, and upon surrender of the stock certificates for redemption, the Holder will be entitled to receive the redemption price of $10 per share, or alternatively, the Holder can surrender each of their shares of Preferred Stock for conversion into 2.47 shares of the Company's common stock.

     At June 30, 1996, 378,000 shares of the Company's Preferred Stock Series A were outstanding which would result in the issuance of 993,660 shares of the Company's Common Stock if all Preferred shares are converted.

Exhibits:

a. Republic Security Financial Corporation Press Release advising calling of stock for redemption
b. Letter from President and Chief Executive officer to the Holders of Republic Security Financial Corporation 7.5% Cumulative Convertible Preferred Stock, Series A regarding Notice of Redemption
c.       Notice of Redemption

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                                                                       EXHIBIT A

                                                   For Further Information call:

                                                       Carla Pollard, Controller
                                                                  (407) 863-2554



News Release

For:       Republic Security Financial Corporation
           West Palm Beach, Florida, 33407



                  REPUBLIC SECURITY FINANCIAL CORPORATION CALLS
              7.5% CUMULATIVE CONVERTIBLE PREFERRED STOCK SERIES A

================================================================================


           WEST PALM BEACH, FLORIDA, June 21, 1996 - Republic Security Financial Corporation (the "Company") announced today that it has called the Company's 7.5% Cumulative Convertible Preferred Stock Series A (the "Preferred Stock") for redemption on July 26, 1996. The Preferred Stock will be due and payable and ceases to accrue dividends on that date, and upon surrender of the stock certificates for redemption, the Holder will be entitled to receive the redemption price of $10 per share.

           Alternatively, prior to July 26, 1996, Holders can surrender each of their shares of Preferred Stock for conversion into 2.47 shares of the Company's common stock. As the adjusted per share conversion price of $4.05 is significantly less than the current market price of the Company's common stock (yesterday's closing quoted bid and ask prices for RSFC's common stock were $5.75 and $6.00), it is expected that most of the Holders will find it advantageous to exercise their conversion option and receive stock, instead of having the Preferred Stock redeemed for cash.







NASDAQ Symbols:              Common                    -    RSFC
                             Series A Preferred        -    RSFCP
                             Series C Preferred        -    RSFCO


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                                                                       EXHIBIT B







June 21, 1996


TO THE HOLDERS OF REPUBLIC
SECURITY FINANCIAL CORPORATION
7.5% CUMULATIVE CONVERTIBLE
PREFERRED STOCK, SERIES A:

Enclosed is a Notice of Redemption relating to your 7.5% Cumulative Convertible Preferred Stock, Series A (the "Preferred Stock"). The Notice of Redemption advises you that Republic Security Financial Corporation (the "Company") has called the Preferred Stock for redemption on July 26, 1996, that the Preferred Stock is due and payable and ceases to accrue dividends on that date, and that, upon surrender of your certificates for redemption to American Stock Transfer and Trust Company at the address provided, you will be entitled to receive the redemption price of $10 per share, plus accrued and unpaid dividends up to the Redemption Date.

ALTERNATIVELY, PRIOR TO JULY 26, 1996, YOU CAN CONVERT YOUR PREFERRED STOCK INTO THE COMPANY'S COMMON STOCK. EACH SHARE OF PREFERRED STOCK MAY BE CONVERTED IN TO
2.47 SHARES OF COMMON STOCK. AS THE ADJUSTED PER SHARE CONVERSION PRICE IS SIGNIFICANTLY LESS THAN THE CURRENT MARKET PRICE OF THE COMPANY'S COMMON STOCK, WE EXPECT THAT MOST OF YOU WILL FIND IT ADVANTAGEOUS TO EXERCISE YOUR STOCK CONVERSION OPTION AND RECEIVE THE COMPANY'S COMMON STOCK, INSTEAD OF HAVING YOUR PREFERRED STOCK REDEEMED FOR CASH.

The method of delivery of your Stock to American Stock Transfer and Trust Company at the address provided in the enclosed notice is at your option and risk. If you choose to deliver by mail, the Company recommends that you use registered mail. If you have any questions regarding the redemption of the Preferred Stock, please contact American Stock Transfer and Trust Company at 1
(800) 937-5449.

Sincerely,



Rudy Schupp
President & Chief Executive Officer

RES:kab

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                                                                       EXHIBIT C




                              NOTICE OF REDEMPTION

                                TO THE HOLDERS OF
                     REPUBLIC SECURITY FINANCIAL CORPORATION
                 7.5% CUMULATIVE CONVERTIBLE PREFERRED, SERIES A
                             CUSIP NO. 760 758 20 1

NOTICE IS HEREBY GIVEN, pursuant to the designations of the 7.5% Cumulative Convertible Preferred Stock, Series A, (the "Series A Preferred Stock") as contained in the Articles of Incorporation as amended (the "Articles") that all of the shares of the Republic Security Financial Corporation, (the "Company") Series A Preferred Stock are hereby called for redemption by the Company on July 26, 1996 (the "Redemption Date") and the Series A Preferred Stock shall be due and payable on that date. The Series A Preferred Stock will be redeemed at a redemption price of $10 per share (the "Redemption Price"), plus accrued and unpaid dividends to the Redemption Date.

Under the terms of the Articles, holders of the Series A Preferred Stock may, prior to the Redemption Date, elect to convert each of their shares of Series A Preferred Stock into 2.47 shares of the Company's common stock at an adjusted price of $4.05 per share (the quoted prices for the Company's common stock on June 20, 1996 were $5.75 bid and $6.00 ask).

Payment of the Redemption Price or exchange of shares will be made upon presentation and surrender of the certificates representing the Series A Preferred Stock at American Stock Transfer and Trust Company, by mail, or in person, at 40 Wall Street, New York, NY 10005. A holder electing to convert to shares of the Company's common stock, as described above, must deliver a properly completed and executed Election to Convert form and must surrender the corresponding stock certificate to American Stock Transfer and Trust Company prior to the Redemption Date. Dividends on the Series A Preferred Stock shall cease to accrue on the Redemption Date.

Under the Interest and Dividend Tax Compliance Act of 1983, we may be required to withhold 31% of any gross payments made within the United States to certain Holders who fail to provide us with, and certify under penalties of perjury, a correct taxpayer identifying number (employer identification number or social security number, as appropriate) or an exemption certificate on or before the date the securities are presented for payment. Those holders who are required to provide their correct taxpayer identification number on Internal Revenue Service Form W-9 and who fail to do so may also be subject to a penalty of $50. Therefore, please provide the appropriate certification when presenting your certificates for payment by completing the enclosed Substitute Form W-9.

No representation is made as to the correctness of the CUSIP Number listed herein or printed on the Stock.

                                         Republic Security Financial Corporation


Dated: June 21, 1996




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                     REPUBLIC SECURITY FINANCIAL CORPORATION


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.






                                         Republic Security Financial Corporation
                                                      (Registrant)





Date: JULY 3, 1996                       /s/ Carla H. Pollard
      ____________                       ____________________
                                           Carla H. Pollard
                                            Vice President
                                              Controller





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